SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Sep. 30, 2011
SUPPLEMENTAL CASH FLOW INFORMATION
Schedule of supplement cash flow information

Years Ended September 30,	2011	2010	2009
	(in thousands)
Cash payments:
Interest paid, net of amounts capitalized	$16,107	$16,721	$12,196
Income taxes paid	$19,621	$104,028	$31,009

Schedule of reconciliation of total capital expenditures incurred to total capital expenditures in the consolidated statements of cash flows

September 30,	2011	2010	2009
	(in thousands)
Capital expenditures incurred	$730,347	$345,264	$819,798
Additions incurred prior year but paid for in current year	25,508	9,816	66,857
Additions incurred but not paid for as of the end of the year	(61,591)	(25,508)	(9,816)

Capital expenditures per Consolidated Statements of Cash Flows	$694,264	$329,572	$876,839